Warrant Liability	12 Months Ended
Dec. 31, 2022
Disclosure of reserves within equity [abstract]
Warrant Liability	WARRANT LIABILITY
On May 13, 2021, the Company entered into a subscription agreement with an institutional investor relating to the offer and sale of 20,809,850 ordinary shares of the Company, par value $0.0001 per share, in a private placement at a purchase price of $14.41625 per ordinary share (the “PIPE Offering”). The total proceeds from the PIPE Offering was $300.0 million. Pursuant to the subscription agreement, the Company also agreed to issue and sell concurrently with the PIPE offering a warrant (the “Warrant”) exercisable for up to an aggregate of 10,000,000 ordinary shares (such transaction together with the PIPE Offering, the “Transactions”). The Transactions were completed on May 21, 2021 (the “Closing Date”). The Warrant is exercisable, in whole or in part, at an exercise price of $20.0 per ordinary share, at any time prior to the two-year anniversary of the Closing Date.
The Warrant is accounted for as a financial liability because the Warrant may be net share settleable at the holder’s option. The fair value of the warrant liability was assessed at $81.7 million and was recognized upon closing of the Transactions. As of December 31, 2022, the fair value of the Warrant was assessed at $67.0 million. A fair value gain of $20.9 million was recorded in profit or loss for the year ended December 31, 2022 due to change of the fair value. Management considered that there is no significant change of the Company’s own credit risk that drives the fair value change of the warrant liability during the year ended December 31, 2022.
The movement of the warrant liability is set out as below:

	2022	2021
	US$’000	US$’000
Balance, beginning of the period	87,900	—
Issuance of the warrant liability	—	81,700
Fair value (gain)/loss of the warrant liability	(20,900)	6,200
Balance, end of the period	67,000	87,900